SCHEDULE OF DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025
Deposits Prepayments And Other Receivables Net
Deposits	$ 18,483	$ 21,932
Prepayments	123,535	122,368
Other receivables	40,405	40,670
Deposits prepayments and other receivables gross	182,423	184,970
Less: allowance for expected credit losses	(1,275)
Total	$ 181,148	$ 184,970